BEARER DEBENTURES

                             LETTER OF TRANSMITTAL
                                  RELATING TO

           TENDER OF 6% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002
                                       OF

                        COEUR D'ALENE MINES CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 9, 2000
 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5 PM, LONDON
    TIME (12 NOON, NEW YORK CITY TIME) ON JUNE 8, 2000, UNLESS THE OFFER IS
                                   EXTENDED.

To:  The Bank of New York, as Depositary
     30 Cannon Street
     London EC4M 6XH
     England

Attention: Linda Read
     Telephone 44-207-964-7284
     Fax 44-207-964-6369

     Delivery of this Letter of Transmittal to an address, or transmittal to a facsimile number, other than as set forth above will not constitute a valid delivery. Deliveries by hand or courier must be clearly marked: COEUR TENDER OFFER

     This Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed. Use this Letter of Transmittal for Bearer Debentures only. Do not use this Letter of Transmittal for Registered Debentures.

     A holder of Debentures desiring to tender Debentures must on or before 5 PM, London time (12 noon, New York City time) on the Expiration Date, comply with one of the following procedures:

     a) Deliver a duly completed Letter of Transmittal together with the Debentures to the Depositary, at its address specified above in this Letter of Transmittal. Debentures purchased by Coeur in the Offer must include all unmatured coupons.

     b) In the case of Debentures held through Euroclear or Clearstream, a holder wishing to tender Debentures must first arrange for an electronic instruction to be sent to Euroclear or Clearstream in accordance with their normal procedures instructing either Euroclear or Clearstream, as the case may be, to tender debentures on the holder's behalf.

     c) Alternatively (in the case of Debentures held through Euroclear or Clearstream), the direct account holder in either Euroclear or Clearstream may submit a Letter of Transmittal to the Depositary and simultaneously irrevocably instruct Euroclear or Clearstream, as the case may be to:

        1. block any attempt to transfer the tendered Debentures on or prior to the payment date for the Debentures accepted for purchase by Coeur;

        2. debit its account on the payment date in respect of all Debentures tendered (or in respect of such lesser portion of such Debentures as shall be accepted for purchase by Coeur), upon receipt of an instruction by the Depositary to have such Debentures, including all unmatured coupons, delivered to Citibank, N.A., the Trustee for the Debentures, for cancellation (but subject to the automatic withdrawal of the relevant portion of such irrevocable instructions in the event that the Letter of Transmittal is withdrawn or revised by the direct accountholder prior to 5 PM, London time (12 noon, New York City time), on the Expiration Date, in each case as notified to Euroclear or Clearstream, as the case may be, by the Depositary on or before the payment);

        3. authorize Euroclear or Clearstream to disclose the name of the direct accountholder and information about the foregoing instructions to the Depositary

        4. confirm that the direct accountholder is concurrently delivering a Letter of Transmittal to the Depositary tendering Debentures for purchase in the offer.

          Any holder of Debentures tendering Debentures via this procedure must ensure that the instructions transmitted through the Euroclear or Clearstream accountholder can be allocated to the Offer to Purchase. Holders must submit a separate set of instructions for each Letter of Transmittal submitted, and the instructions so transmitted must cover the entire aggregate principal amount of Debentures tendered pursuant to such Letter of Transmittal, notwithstanding any reduction in the aggregate principal amount of Debentures accepted as a result of proration. To the extent that instructions cannot be reconciled with the Offer to Purchase, the tender may be deemed not to have been properly submitted.

     None of Coeur, the Dealer Manager, the Depositary or the Information Agent will be responsible for the communication of tenders by owners of Debentures to the accountholders in Euroclear or Clearstream through which they hold Debentures or by such accountholders to the Depositary, Euroclear or Clearstream.

     Holders tendering Debentures for purchase will not be responsible for the payment of any fees or commissions to the Depositary, the Trustee for the Debentures, the Dealer Manager or the Information Agent.

     In no event should a tendering holder of Debentures send a Letter of Transmittal or Debentures to Euroclear, Clearstream, the Dealer Manager, the Information Agent, the Trustee, or Coeur.

                         AGREEMENTS AND ACKNOWLEDGMENTS

     The Undersigned acknowledges receipt of the Offer to Purchase, dated May 9, 2000 of Coeur d'Alene Mines Corporation relating to Coeur's offer to purchase its 6% Convertible Subordinated Debentures due 2002 on the terms and conditions set forth in the Offer to Purchase and the related Letter of Transmittal constituting the Offer. Defined terms used herein and not otherwise defined have the meaning assigned to them in the Offer to Purchase.

     On the terms and subject to the conditions of the Offer, the Undersigned hereby tenders the Debentures specified, at the purchase price indicated, under "Information as to Debentures Tendered" in the Signature Annex of this Letter of Transmittal. The Undersigned acknowledges that this Letter of Transmittal will not be considered to have been duly completed unless the Signature Annex hereto has been duly completed and signed.

     The Undersigned hereby (a) represents that it has delivered Debenture Instructions with respect to the Debentures specified in this Letter of Transmittal to Euroclear or Clearstream, as the case may be, by tested telex or according to their normal procedures, (b) further authorizes Euroclear or Clearstream, as the case may be, to take those actions specified in the definition of Debenture Instructions in the Offer to Purchase with respect to the Debentures, (c) authorizes the Depositary further to instruct Euroclear or Clearstream, as the case may be, as to the aggregate principal amount of such Debentures that shall have been accepted for purchase by Coeur, and (d) represents that it has instructed Euroclear or Clearstream, as the case may be, as to the accounts to which the purchase price should be credited as specified in the Signature Annex.

     The Undersigned hereby represents and warrants that it owns, or has confirmed that the party on whose behalf the Undersigned is acting owns, on the date of submission, the Debentures being offered and has the full power and authority to under the Debentures, and that if the same are accepted for purchase by Coeur pursuant to the Offer, Coeur will acquire good and marketable title thereto on the purchase date, free and clear of all liens, charges, claims encumbrances, interests and restrictions of any kind. The Undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Coeur to be necessary or desirable to complete such purchase.

     The Undersigned hereby acknowledges that this Letter of Transmittal constitutes an irrevocable tender for purchase by Coeur of the Debentures specified in the Letter of Transmittal, on the terms and subject to the conditions of the Offer (and subject to Coeur's right to terminate or amend the Offer and to a Debenture holder's right to withdraw this Letter of Transmittal prior to 5 PM, London time (12 noon, New York City time) on the Expiration Date, in either case in the manner specified in the Offer).

--------------------------------------------------------------------------------
THIS LETTER OF TRANSMITTAL WILL NOT BE VALID FOR ANY PURPOSE UNLESS THE SIGNATURE ANNEX HERETO IS SIGNED AND THE OTHER REQUIREMENTS OF THE OFFER TO PURCHASE ARE MET.
--------------------------------------------------------------------------------

                                SIGNATURE ANNEX

NOTE: COEUR MAINTAINS THE RIGHT TO ACCEPT, ACCEPT BUT PRORATE OR NOT ACCEPT ANY OR ALL OF THE DEBENTURES TENDERED.

EACH LETTER OF TRANSMITTAL MUST HAVE CORRESPONDING DEBENTURE INSTRUCTIONS FOR THE DEBENTURES TENDERED. DEBENTURE INSTRUCTIONS MUST COVER THE ENTIRE AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES TENDERED BY THIS LETTER OF TRANSMITTAL NOTWITHSTANDING ANY REDUCTION IN THE AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES PURCHASED AS A RESULT OF PRORATION.

                     INFORMATION AS TO DEBENTURES TENDERED

All questions must be answered unless otherwise indicated below.

To: The Bank of New York, as Depositary
    30 Cannon Street
    London EC4M 6XH
    England

    Attention: Linda Read
    Telephone 44-207-964-7284
    Fax 44-207-964-6369

------------------------------------------------------------------------------
IF YOU ARE TENDERING NOTES IN ACCORDANCE PROCEDURE C) DESCRIBED ABOVE IN THIS LETTER OF TRANSMITTAL THEN THIS SIGNATURE ANNEX MAY ONLY BE COMPLETED BY THE DIRECT ACCOUNTHOLDER IN EUROCLEAR OR CLEARSTREAM HOLDING THE DEBENTURES TO WHICH THIS SIGNATURE ANNEX RELATES. IF YOU ARE HOLDING DEBENTURES THROUGH A CUSTODIAN, ONLY YOUR CUSTODIAN (OR THE DIRECT ACCOUNTHOLDER IN EUROCLEAR OR CLEARSTREAM HOLDING FOR YOUR CUSTODIAN) MAY COMPLETE THIS SIGNATURE ANNEX ON YOUR BEHALF.
------------------------------------------------------------------------------

Inclusion of bracketed information is strongly encouraged.

1. [Name of Beneficial Owner:
                              -------------------------------------------
     Contact Person
                   ------------------------------------------------------
     Address
             ------------------------------------------------------------
     Facsimile                                                            ]
              -----------------------------------------------------------

2. (if applicable) Name of Direct Participant
   in Euroclear or Clearstream
   signing this Signature Annex:
                                -----------------------------------------
     Contact Person
                    -----------------------------------------------------
     Address
              -----------------------------------------------------------
     Telephone
              -----------------------------------------------------------
     Facsimile
             ------------------------------------------------------------

3. (if applicable) Name of Clearing System (Euroclear or Clearstream where Debentures are held:

-------------------------------------------------------------------------------
  Account Number of Direct Participant in Clearing System referred to above where Debentures are held and where purchase price and accrued interest on the Debentures purchased are to be credited:
-------------------------------------------------------------------------------

Or

(if applicable) details of Bank account to where purchase price and accrued interest on the Debentures are to be credited.

4. Debentures Physically Tendered:
--------------------------------------------------------------------------------

                                                                                   TOTAL PRINCIPAL
                                                                                      AMOUNT OF
                                                                                     DEBENTURES
                                                                  DEBENTURE         EVIDENCED BY      PRINCIPAL AMOUNT
                                                                 CERTIFICATE          DEBENTURE         OF DEBENTURES
                                                                  NUMBER(S)        CERTIFICATE(S)         TENDERED*
                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
            Total Principal Amount of Debentures
------------------------------------------------------------------------------------------------------------------------

 (Attach additional signed list if necessary. See Instruction 1.)
--------------------------------------------------------------------------------

     Indicate in the spaces below the order (by certificate number) in which Debentures are to be purchased in the event of proration.**

1st:                   2nd:               3rd:               4th:               5th:
      -----------;         -------;           --------;          --------;           -------.

* Unless otherwise indicated, it will be assumed that all Debentures evidenced by each certificate delivered to the Depositary are being tendered. See Instruction 3.
** If an order is not designated, in the event less than all Debentures tendered are purchased due to proration, Debentures will be selected for purchase by the Depositary.

5. Price at which Debentures are tendered:

     Check only one box. If more than one box is checked or if no box is checked, the Debentures will not be properly tendered. All dollar amounts herein are in U.S. dollars.

        A.  DEBENTURES TENDERED AT PRICE DETERMINED BY DEBENTURE HOLDER
                              (SEE INSTRUCTION 3)

     By checking one of the following boxes below instead of the box under "Debentures Tendered at a Price Determined Pursuant to the Offer," the Debentures are tendered at the price checked. This could result in none of the Debentures being purchased if the purchase price determined by Coeur for the Debentures is less than the price checked below. To tender at more than one price, a separate Letter of Transmittal for each price at which Debentures are tendered must be completed. The same Debentures cannot be tendered at more than one price.

                      PRICE PER $1,000 PRINCIPAL AMOUNT OF
               DEBENTURES AT WHICH DEBENTURES ARE BEING TENDERED

       [ ] $640                [ ] $670                [ ] $700
       [ ] $645                [ ] $675                [ ] $705
       [ ] $650                [ ] $680                [ ] $710
       [ ] $655                [ ] $685                [ ] $715
       [ ] $660                [ ] $690                [ ] $720
       [ ] $665                [ ] $695

                                       OR

       B.  DEBENTURES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER
                              (SEE INSTRUCTION 3)

     [ ] The person or entity signing the Signature Annex (the "Undersigned") wants to maximize the chance of having Coeur purchase all of the Debentures the Undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes above, the Undersigned hereby tenders Debentures and is willing to accept the purchase price determined by Coeur in accordance with the terms of the offer. This action could result in receiving a price per $1,000 principal amount of Debentures share of as low as $640.

     The Undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Coeur may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, Debentures tendered or may accept for payment fewer than all of the Debentures tendered.

     The Undersigned understands that acceptance of Debentures by Coeur for payment will constitute a binding agreement between the Undersigned and Coeur upon the terms and subject to the conditions of the offer.

6. Check box [ ] if the beneficial owner of the Debentures tendered is a "United States Holder," which means a beneficial owner of Debentures that is for United States Federal income tax purposes (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof or (c) an estate or trust described in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended. For purposes of the foregoing definition, "United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

7. The Undersigned hereby makes all acknowledgments, representations, warranties, agreements and authorizations described in the Letter of Transmittal to which this Signature Annex relates:

                                          Authorized Signature:
                                                               ----------------
                                          Name:
                                               --------------------------------
                                          Title:
                                               --------------------------------
-------------------------------------------------------------------------------
IMPORTANT NOTICE

THE PERSON OR ENTITY SIGNING THIS SIGNATURE ANNEX MUST EITHER :

(A) BE A DIRECT ACCOUNTHOLDER IN EUROCLEAR OR CLEARSTREAM HOLDING THE DEBENTURES TO WHICH THIS SIGNATURE ANNEX RELATES;

OR

(B) ENSURE THAT THE DEBENTURES TO BE TENDERED ARE DELIVERED TO THE
DEPOSITARY TOGETHER WITH THIS LETTER OF TRANSMITTAL
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYER: THE BANK OF NEW YORK
  -----------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                      PART I -- Taxpayer Identification Number-For         -------------------------------
 FORM W-9                        all accounts, enter taxpayer identification              Social Security Number
 DEPARTMENT OF THE               number in the box at right and certify by                          or
 TREASURY                        signing and dating below. NOTE: If the account
 INTERNAL REVENUE SERVICE        is in more than one name, see the chart in the       -------------------------------
                                 enclosed Guidelines to determine which number        Employer Identification Number
 PAYER'S REQUEST FOR TAXPAYER    to give the payer.
 IDENTIFICATION NUMBER (TIN)
                                ----------------------------------------------------------------------------------------
                                 PART II -- For payees exempt from backup withholding, please write "EXEMPT" here (see the enclosed Guidelines):
-------------------------------------------------------------------------------------------------------------------------

PART III -- CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification number (or I am writing for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------------------------------------------------
 Signature -------------------- Date ---------- , 2000
 ------------------------------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part 3 of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the Depositary within sixty (60) days, the Depositary is required to withhold 31% of all cash payments made to me thereafter until I provide a number.

Signature
----------------------------------------------                             Date:
------------------------------, 2000

Name (Please Print)
--------------------------------------------------------------------------------

Address (Please Print)
--------------------------------------------------------------------------------

Form W-8
(Rev. November 1992)                      CERTIFICATE OF FOREIGN STATUS
Department of the Treasury
Internal Revenue Service

       -----------------------------------------------------------------------------------------------------------------------------
       NAME OF OWNER (If joint account, also give joint owner's name.)(See SPECIFIC INSTRUCTIONS.)     U.S. TAXPAYER IDENTIFICATION
                                                                                                       NUMBER (if any)
       -----------------------------------------------------------------------------------------------------------------------------
       PERMANENT ADDRESS (See SPECIFIC INSTRUCTIONS.) (Include apt. or suite no.)
PLEASE
PRINT  -----------------------------------------------------------------------------------------------------------------------------
 OR    City, province or state, postal code, and country
TYPE
       -----------------------------------------------------------------------------------------------------------------------------
       CURRENT MAILING ADDRESS, if different from permanent address (Include apt. or suite no., or P.O. box if mail is not delivered to street address.)

       -----------------------------------------------------------------------------------------------------------------------------
       City, town or post office, state, and ZIP code (If foreign address, enter city, province or state, postal code, and country.)

------------------------------------------------------------------------------------------------------------------------------------
List account information      Account number           Account type                    Account number              Account type
here (Optional, see       -
SPECIFIC INSTRUCTIONS.)
------------------------------------------------------------------------------------------------------------------------------------
NOTICE OF CHANGE IN STATUS.-To notify the payer, mortgage interest recipient, broker, or barter exchange that you no longer qualify for exemption, check here . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -  [ ]
IF YOU CHECK THIS BOX, REPORTING WILL BEGIN ON THE ACCOUNT(S) LISTED.
------------------------------------------------------------------------------------------------------------------------------------
           CERTIFICATION.-(Check applicable box(es)). Under penalties of perjury, I certify that:
           [ ] For INTEREST PAYMENTS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust).
PLEASE     [ ] For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or
SIGN           trust).
HERE       [ ] For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an exempt foreign person as defined in the instructions below.

                        ------------------------------------------------------------------------------------------------------------
                   -                            Signature                                              Date

------------------------------------------------------------------------------------------------------------------------------------

GENERAL INSTRUCTIONS
(Section references are to the Internal Revenue Code unless otherwise noted.)

PURPOSE

Use Form W-8 or a substitute form containing a substantially similar statement to tell the payer, mortgage interest recipient, middleman, broker, or barter exchange that you are a nonresident alien individual, foreign entity, or exempt foreign person not subject to certain U.S. information return reporting or backup withholding rules.

CAUTION: Form W-8 does not exempt the payee from the 30% (or lower treaty) nonresident withholding rates.

NONRESIDENT ALIEN INDIVIDUAL

For income tax purposes, "nonresident alien individual" means an individual who is neither a U.S. citizen nor resident. Generally, an alien is considered to be a U.S. resident if:

-The individual was a lawful permanent resident of the United States at any time during the calendar year, that is, the alien held an immigrant visa (a "green card"), or

-The individual was physically present in the United States on:

  (1) atleast 31 days during the calendar year, and

  (2) 183 days or more during the current year and the 2 preceding calendar years (counting all the days of physical presence in the current year, one-third the number of days of presence in the first preceding year, and only one-sixth of the number of days in the second preceding year).

  See PUB. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.

NOTE: If you are a nonresident alien individual married to a U.S. citizen or resident and have made an election under section 6013(g) or (h), you are treated as a U.S. resident and MAY NOT use Form W-8.

EXEMPT FOREIGN PERSON

For purposes of this form, you are an "exempt foreign person" for a calendar year in which:

  1. You are a nonresident alien individual or a foreign corporation, partnership, estate, or trust,

  2. You are an individual who has not been, and plans not to be, present in the United States for a total of 183 days or more during the calendar year, and

  3. You are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

  If you do not meet the requirements of 2 or 3 above, you may instead certify on FORM 1001, Ownership, Exemption, or Reduced Rate Certificate, that your country has a tax treaty with the United States that exempts your transactions from U.S. tax.

FILING INSTRUCTIONS

WHEN TO FILE.-File Form W-8 or substitute form before a payment is made. Otherwise, the payer may have to withhold and send part of the payment to the Internal Revenue Service (see BACKUP WITHHOLDING below). This certificate generally remains in effect for three calendar years. However, the payer may require you to file a new certificate each time a payment is made to you.

WHERE TO FILE.-File this form with the payer of the qualifying income who is the withholding agent (see WITHHOLDING AGENT on page 2). Keep a copy for your own records.

BACKUP WITHHOLDING

A U.S. taxpayer identification number or Form W-8 or substitute form must be given to the payers of certain income. If a taxpayer identification number or Form W-8 or substitute form is not provided or the wrong taxpayer identification number is provided, these payers may have to withhold 20% of each payment or transaction. This is called backup withholding.

NOTE: On January 1, 1993, the backup withholding rate increases from 20% to 31%.

  Reportable payments subject to backup withholding rules are:

-Interest payments under section 6049(a).

-Dividend payments under sections 6042(a) and 6044.

-Other payments (i.e., royalties and payments from brokers and barter exchanges) under sections 6041, 6041A(a), 6045, 6050A, and 6050N.

   If backup withholding occurs, an exempt foreign person who is a nonresident alien individual may get a refund by filing FORM 1040NR, U.S. Nonresident Alien Income Tax Return, with the Internal Revenue

                                                            (Continued on back.)
--------------------------------------------------------------------------------
                                 Cat. No. 10230M           Form W-8 (Rev. 11-92)

Form W-8 (Rev. 11-92)                                                    Page 2
--------------------------------------------------------------------------------
Service Center, Philadelphia, PA 19255, even if filing the return is not otherwise required.

U.S. TAXPAYER IDENTIFICATION NUMBER

The Internal Revenue law requires that certain income be reported to the Internal Revenue Service using a U.S. taxpayer identification number (TIN). This number can be a social security number assigned to individuals by the Social Security Administration or an employer identification number assigned to businesses and other entities by the Internal Revenue Service.

  Payments to account holders who are foreign persons (nonresident alien individuals, foreign corporations, partnerships, estates, or trusts) generally are not subject to U.S. reporting requirements. Also, foreign persons are not generally required to have a TIN, nor are they subject to any backup withholding because they do not furnish a TIN to a payer or broker.

  However, foreign persons with income effectively connected with a trade or business in the United States (income subject to regular (graduated) income tax), must have a TIN. To apply for a TIN, use FORM SS-4, Application for Employer Identification Number, available from local Internal Revenue Service offices, or FORM SS-5, Application for a Social Security Card, available from local Social Security Administration offices.

SPECIAL RULES

MORTGAGE INTEREST.-For purposes of the reporting rules, mortgage interest is interest paid on a mortgage to a person engaged in a trade or business originating mortgages in the course of that trade or business. A mortgage interest recipient is one who receives interest on a mortgage that was acquired in the course of a trade or business.

  Mortgage interest is not subject to backup withholding rules, but is subject to reporting requirements under section 6050H. Generally, however, the reporting requirements do not apply if the payer of record is a nonresident alien individual who pays interest on a mortgage not secured by real property in the United States. Use Form W-8 or substitute form to notify the mortgage interest recipient that the payer is a nonresident alien individual.

PORTFOLIO INTEREST.-Generally, portfolio interest paid to a nonresident alien individual or foreign partnership, estate, or trust is not subject to backup withholding rules. However, if interest is paid on portfolio investments to a beneficial owner that is neither a financial institution nor a member of a clearing organization, Form W-8 or substitute form is required.

  REGISTERED OBLIGATIONS NOT TARGETED TO FOREIGN MARKETS qualify as portfolio interest not subject to 30% withholding, but require the filing of Form W-8 or substitute form. See INSTRUCTIONS TO WITHHOLDING AGENTS on this page for reporting rules.

   See PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Corporations, for REGISTERED OBLIGATIONS TARGETED TO FOREIGN MARKETS and when Form W-8 or substitute form is not required on these payments.

  BEARER OBLIGATIONS.-The interest from bearer obligations targeted to foreign markets is treated as portfolio interest and is not subject to 30% withholding. Form W-8 or substitute form is not required.

DIVIDENDS.-Any distribution or payment of dividends by a U.S. corporation sent to a foreign address is subject to the 30% (or lower treaty) withholding rate, but is not subject to backup withholding. Also, there is no backup withholding on dividend payments made to a foreign person by a foreign corporation. However, the 30% withholding (or lower treaty) rate applies to dividend payments made to a foreign person by a foreign corporation if:

- 25% or more of the foreign corporation's gross income for the three preceding taxable years was effectively connected with a U.S. trade or business, and

- The corporation was not subject to the branch profits tax because of an income tax treaty (see section 884(e)).

  If a foreign corporation makes payments to another foreign corporation, the recipient must be a qualified resident of its country of residence to benefit from that country's tax treaty.

BROKER OR BARTER EXCHANGES.-Income from transactions with a broker or barter exchanges is subject to reporting rules and backup withholding unless Form W-8 or substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person as defined on page 1.

SPECIFIC INSTRUCTIONS

NAME OF OWNER.-If Form W-8 is being filed for portfolio interest, enter the name of the beneficial owner.

U.S. TAXPAYER IDENTIFICATION NUMBER.-If you have a U.S. taxpayer identification number, enter your number in this space (see the discussion earlier).

PERMANENT ADDRESS.-Enter your complete address in the country where you reside permanently for income tax purposes.

IF YOU ARE:         SHOW THE
                    ADDRESS OF:
An individual       Your permanent
                    residence

A partnership       Principal office
or corporation

An estate or        Permanent residence
trust               or principal office of
                    any fiduciary

  Also show your current mailing address if it differs from your permanent address.

ACCOUNT INFORMATION (OPTIONAL).-If you have MORE THAN ONE ACCOUNT (savings, certificate of deposit, pension, IRA, etc.) with the same payer, list all account numbers and types on one Form W-8 or substitute form unless your payer requires you to file a separate certificate for each account.

  If you have MORE THAN ONE PAYER, file a separate Form W-8 with each payer.

SIGNATURE.-If only one foreign person owns the account(s) listed on this form, that foreign person should sign the Form W-8.

  If each owner of a joint account is a foreign person, EACH should sign a separate Form W-8.

NOTICE OF CHANGE IN STATUS.-If you become a U.S. citizen or resident after you have filed Form W-8 or substitute form, or you cease to be an exempt foreign person, you must notify the payer in writing within 30 days of your change in status.

   To notify the payer, you may check the box in the space provided on this form or use the method prescribed by the payer.

  Reporting will then begin on the account(s) listed and backup withholding may also begin unless you certify to the payer that:

   (1) The U.S. taxpayer identification number you have given is correct, AND

   (2) The Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain income.

   You may use FORM W-9, Request for Taxpayer Identification Number and Certification, to make these certifications.

  If an account is no longer active, you do not have to notify a payer of your change in status unless you also have another account with the same payer that is still active.

FALSE CERTIFICATE.-If you file a false certificate when you are not entitled to the exemption from withholding or reporting, you may be subject to fines and/or imprisonment under U.S. perjury laws.

INSTRUCTIONS TO WITHHOLDING AGENTS

WITHHOLDING AGENT.-Generally, the person responsible for payment of the items discussed above to a nonresident alien individual or foreign entity is the withholding agent (see Pub. 515).

RETENTION OF STATEMENT.-Keep Form W-8 or substitute form in your records for at least four years following the end of the last calendar year during which the payment is paid or collected.

PORTFOLIO INTEREST.-Although registered obligations NOT targeted to foreign markets are not subject to 30% withholding, you must file FORM 1042S, Foreign Person's U.S. Source Income Subject to Withholding, to report the interest payment. Both Form 1042S and a copy of Form W-8 or substitute form must be attached to FORM 1042, Annual Withholding Tax Return for U.S. Source Income of Foreign Persons.

                                  INSTRUCTIONS

     1. Inadequate Space. If the space provided in the box entitled "Description of Debentures Tendered" above is inadequate, the certificate numbers and/or the principal amount of Debentures should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     2. Partial Tenders and Unpurchased Principal Amount. If less than all of the principal amount of Debentures evidenced by any certificate are to be tendered, fill in the principal amount that is to be tendered in the column entitled "Principal Amount of Debentures Tendered" in the table set forth under the caption entitled "Description of Debentures Tendered" above. In that case, if any tendered principal amount of Debentures are purchased, a new certificate for the remaining principal amount (including any amount not purchased) evidenced by the old certificate(s) will be issued and sent to the holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, the entire principal amount of all Debentures represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

     3. Indication of Price at Which Debentures are Being Tendered. For Debentures to be properly tendered, the Debenture holder must either (1) check the box next to the section captioned "Debentures Tendered at Price Determined Pursuant to the Offer" in this Letter of Transmittal or (2) check one of the boxes in the section captioned "Debentures Tendered at Price Determined by Debenture Holder" in this Letter of Transmittal indicating the price at which the Debenture holder is tendering shares. Only one box may be checked. If more than one box is checked or if no box is checked, the Debentures will not be properly tendered. A Debenture holder wishing to tender a portion(s) of the holder's principal amount of Debentures at different prices must complete a separate Letter of Transmittal for each price at which the holder wishes to tender each portion of the holder's principal amount of Debentures. The same Debentures cannot be tendered (unless previously and properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     4. Irregularities. All questions as to the principal amount of Debentures to be accepted, the price to be paid for the Debentures and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Debentures will be determined by Coeur in its sole discretion, which determination will be final and binding on all parties. Coeur reserves the absolute right to reject any or all tenders of Debentures it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Coeur's counsel, be unlawful. Coeur also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular Debentures or any particular Debenture holder, and Coeur's interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of Debentures will be deemed to be properly made until all defects and irregularities have been cured by the tendering Debenture holder or waived by Coeur. Unless waived, any defects or irregularities in connection with tenders must be cured within that time as Coeur will determine. None of Coeur, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.

     5. Questions and Requests for Assistance and Additional Copies. You may request additional copies of this Offer to Purchase and the Letter of Transmittal from the Information Agent at its addresses and telephone numbers set forth on the back cover of the Offer to Purchase.

     6. U.S. Taxpayer Identification Number and Backup Withholding for United States Debenture Holders. If the Debenture holder is a "United States Holder" (as defined in Section 13 of the Offer to Purchase), federal income tax law generally requires that a Debenture holder whose tendered Debentures are accepted for purchase, or the Debenture holder's assignee (in either case, the "Payee"), provide the Depositary with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee that is a United States Holder must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding.

     If a Payee that is a United States Holder lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from backup withholding, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury, attesting to the exempt status. This form may be obtained from the Depositary.

     7. Withholding for Non-United States Debenture Holders. Even if a Non-United States Holder (as defined in Section 13 of the accompanying Offer to Purchase) has provided the required certification on Form W-8 or Substitute Form W-8 to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or his agent unless the Depositary determines that a reduced rate of withholding is available under a tax treaty or that an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. To obtain a reduced rate of withholding under a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form 4224. A Non-United States Holder that qualifies for an exemption from withholding by delivering IRS Form 4224 will generally be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of Debentures pursuant to the offer in the manner and to the extent described in Section 13 of the accompanying Offer to Purchase as if it were a United States Holder. The Depositary will determine a Debenture holder's status as a Non-United States Holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-United States Holder meets those tests described in Section 13 of the accompanying Offer to Purchase that would characterize the transaction as giving rise to capital gain as opposed to interest income or is otherwise able to establish that no tax or a reduced amount of tax is due.

     Non-United States Holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     8. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate(s) representing Debentures has been lost, stolen, destroyed or mutilated, the Debenture holder should advise the Depositary, which will furnish additional instructions.
                            ------------------------

     This Letter of Transmittal, properly completed and duly executed (or a manually signed facsimile of this Letter of Transmittal) must be received by the Depositary before 5 PM, London time on the Expiration Date.

                    The Information Agent for the offer is:

                In the U.S.:                                    In Europe:
            D.F. KING & CO., INC.                           D.F. KING (EUROPE)
         77 Water Street, 20th Floor                2nd Floor, 2 London Wall Buildings
          New York, New York 10005                              London Wall
       Banks and Brokers Call Collect:                        London EC2M 5PP
                212-269-5550                                      England
         All Others Call Toll Free:                        Call: 44 207 920 9700
               (800) 359-5559

                      The Dealer Manager for the offer is:

                             ABN AMRO INCORPORATED
                          1290 Avenue of the Americas
                                   10th Floor
                            New York, New York 10104
                                  212-258-1600
                            TOLL FREE: 800-227-1123